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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     May 5, 2005
                                                      --------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                  0-23494                             35-1778566
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          (Commission File Number)        (IRS Employer Identification No.)


  501 Airtech Parkway, Plainfield, Indiana              46168
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On May 12, 2005, Brightpoint Inc.'s (the "Company") Chief Financial Officer, Frank Terence, entered into a Sales Plan with a brokerage firm under Securities Exchange Act Rule 10b5-1. Such plans allow a corporate insider to gradually diversify holdings of his company's common stock while minimizing any market effects of such trades by spreading them out over an extended period of time and eliminating any market concern that such trades were made by a person while in possession of material nonpublic information. Consistent with Rule 10b5-1, the Company's guidelines permit personnel to implement 10b5-1 trading plans provided that, among other things, they are not in possession of any material nonpublic information at the time that they adopt such plans.

Pursuant to the 10b5-1 plan entered into by Mr. Terence, up to 128,570 shares of the Company's common stock may be traded upon exercise of his vested stock options contributed to his 10b5-1 plan. All sales under the 10b5-1 plan are subject to the terms and conditions thereof, including predetermined minimum price conditions, and a maximum number of shares that can be sold per month. The 10b5-1 plan has a term of two years.

In addition, on May 5, 2005, J. Mark Howell, the Company's President, and Steven
E. Fivel, the Company's Executive Vice President and General Counsel, each terminated his previously announced 10b5-1 Sales Plan. These Sales Plans, which were both entered into on March 3, 2005, were previously described in the Company's Form 8-K filed on March 4, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BRIGHTPOINT, Inc.
                                    (Registrant)

                                    By:  /s/ David P. O'Connell
                                         ---------------------------------------
                                         David P. O'Connell
                                         Vice President Treasury and Taxation

Date:  May 12, 2005